UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Advantage Small Cap Growth Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2023

Date of reporting period: 09/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2023

2023 Annual Report

BlackRock FundsSM

•	BlackRock Advantage Small Cap Growth Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and moderating inflation provided a supportive backdrop for investors during the 12-month reporting period ended September 30, 2023. Significantly tighter monetary policy helped to rein in inflation while the economy proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were substantial, as the durability of consumer sentiment and spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. All major classes of equities rose, although large-capitalization U.S. stocks posted significantly higher returns than small-capitalization U.S. stocks due primarily to the performance of large technology companies. International developed market equities also advanced strongly, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at two of its meetings late in the period.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	5.18%	21.62%
U.S. small cap equities (Russell 2000® Index)	(0.19)	8.93
International equities (MSCI Europe, Australasia, Far East Index)	(1.28)	25.65
Emerging market equities (MSCI Emerging Markets Index)	(2.05)	11.70
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.50	4.47
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.98)	(2.90)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.05)	0.64
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.05)	2.66
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.22	10.28
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2023	BlackRock Advantage Small Cap Growth Fund

Investment Objective

BlackRock Advantage Small Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2023, all of the Fund’s share classes outperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

Equities ended the reporting period in positive territory, despite continued volatility and a rapidly changing environment as investors weighed the trajectory of monetary policy, economic growth and inflation. Sustained central bank hawkish rhetoric combined with softening economic data at the start of the period escalated recession concerns and led to stock and bonds initially declining into the end of 2022. However, China’s reopening in the following months, falling inflation, improving economic growth and the emerging artificial intelligence (“AI”) theme drove equities higher, most notably within longer-duration growth sectors such as information technology (“IT”). This was despite cracks observed in the financial system beginning in March 2023, as a pair of bank failures led to a sharp sell-off across financial stocks. Rotation around style preferences was also observed with growth outperforming value for some months as market leadership moved towards large cap IT companies, before broadening to more cyclical exposures. However, the end of the reporting period saw a market reversal with 2022 performance trends re-emerged, affecting both stocks and bonds. Concerns over higher-for-longer policy rates and rising bond yields challenged previous narratives. Against this backdrop, commodity prices strengthened and energy stocks led performance supported by OPEC Plus output cuts. Conversely, IT stocks, especially those with AI growth narratives, lagged, and value-oriented stocks returned to market leadership.

The Fund navigated well the highly changing environment seen over the reporting period, with strong performance, particularly in the second half of the period. Stock selection driven by traditional fundamental valuation measures provided persistent gains. In particular, insights looking at company sales, cash flow and research spending performed best as these benefited from the moves in interest rates. Further, quality insights with a preference for stable companies and measures designed to evaluate dilution and company sources of financing drove successful stock selection within the consumer discretionary sector. Sentiment insights also contributed to performance. In this vein, measures looking at investor flows drove a successful underweight to financials, as the sector faced challenges given the banking crisis seen in the reporting period. This, combined with a new bank quality insight identifying firms with less exposure to uninsured deposits and commercial real estate, contributed strongly to performance. In addition, text-based measures capturing sentiment from conference calls and broker reports also proved additive.

On the downside, non-traditional quality insights, such as those looking at corporate culture, employee benefits and company retention of C-suite founders, weighed most heavily on relative performance. In particular, these insights drove unsuccessful stock selection within the healthcare sector. Additionally, macro thematic insights with a preference for companies likely to benefit in a flattening yield curve environment and looking at labor disputes negatively impacted performance.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major drivers of return during the reporting period. However, there were several new stock selection insights added to the Fund. The Fund built upon its existing alternative data capabilities with enhanced data sets to capture informed investor positioning and to identify emerging trends. Further, the Fund expanded its employee-related measures by adding an insight that identifies organizations at risk for emerging labor disputes. Moreover, amid the emerging banking industry crisis in March 2023, the Fund added a new bank quality insight to better identify firms with less exposure to uninsured deposits and commercial real estate. The Fund also developed a signal to identify firms exposed to the AI ecosystem. Finally, a new version of the broker sentiment signal was developed to capture sentiment by using a large language model.

Describe portfolio positioning at period end.

Relative to the Russell 2000® Growth Index, the Fund’s positioning remained largely sector-neutral. The Fund maintained slight overweight positions in industrials and healthcare, while maintaining slight underweight positions in the materials and financials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2023 (continued)	BlackRock Advantage Small Cap Growth Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

(c)

An index that measures performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	10.72%	N/A	2.62%	N/A	7.15%	N/A
Investor A	10.32	4.53%	2.35	1.25%	6.86	6.29%
Class K	10.72	N/A	2.66	N/A	7.18	N/A
Class R	10.14	N/A	2.10	N/A	6.61	N/A
Russell 2000® Growth Index	9.59	N/A	1.55	N/A	6.72	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 988.10	$ 2.49	$ 1,000.00	$ 1,022.56	$ 2.54	0.50%
Investor A	1,000.00	986.70	3.73	1,000.00	1,021.31	3.80	0.75
Class K	1,000.00	988.10	2.24	1,000.00	1,022.81	2.28	0.45
Class R	1,000.00	984.90	4.98	1,000.00	1,020.06	5.06	1.00

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2023 (continued)	BlackRock Advantage Small Cap Growth Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Axcelis Technologies, Inc.	1.4%
Atkore, Inc.	1.3
Super Micro Computer, Inc.	1.2
Watts Water Technologies, Inc., Class A	1.2
Insperity, Inc.	1.1
ExlService Holdings, Inc.	1.0
Merit Medical Systems, Inc.	1.0
EMCOR Group, Inc.	1.0
Q2 Holdings, Inc.	1.0
Visteon Corp.	0.9

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	22.6%
Health Care	22.5
Industrials	21.1
Consumer Discretionary	11.6
Energy	5.1
Financials	5.0
Communication Services	3.4
Consumer Staples	3.2
Materials	2.9
Real Estate	1.0
Other (each representing less than 1%)	0.6
Short-Term Securities	4.7
Liabilities in Excess of Other Assets	(3.7)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Class R Shares performance shown prior to the Class R Shares inception date of March 2, 2018 is that of Institutional Shares and was restated to reflect Class R Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments September 30, 2023	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
AeroVironment, Inc.(a)	6,582	$734,090
Ducommun, Inc.(a)	16,541	719,699

		1,453,789

Automobile Components — 2.1%
Adient PLC(a)	13,195	484,257
Cooper-Standard Holdings, Inc.(a)	12,986	174,272
Dana, Inc.	78,383	1,149,879
Fox Factory Holding Corp.(a)(b)	11,049	1,094,735
Gentherm, Inc.(a)	24,148	1,310,270
Modine Manufacturing Co.(a)	22,638	1,035,688
Standard Motor Products, Inc.	2,799	94,102
Visteon Corp.(a)	34,265	4,730,969
XPEL, Inc.(a)	3,984	307,206

		10,381,378

Banks — 0.4%
Amalgamated Financial Corp.	65	1,119
Axos Financial, Inc.(a)	2,198	83,216
Capital City Bank Group, Inc.	1,106	32,992
Community Trust Bancorp, Inc.	325	11,135
ConnectOne Bancorp, Inc.	3,503	62,458
CrossFirst Bankshares, Inc.(a)	118	1,191
Enterprise Bancorp, Inc.	972	26,613
Enterprise Financial Services Corp.	6,354	238,275
FB Financial Corp.	348	9,869
Hancock Whitney Corp.	6,351	234,924
Heartland Financial U.S.A., Inc.	18,044	531,035
Heritage Commerce Corp.	17,653	149,521
HomeTrust Bancshares, Inc.	16,191	350,859
Horizon Bancorp, Inc.	1,394	14,888
Independent Bank Corp.	5,120	93,901
Lakeland Bancorp, Inc.	2,712	34,225
Midland States Bancorp, Inc.	1,005	20,643
OceanFirst Financial Corp.	5,971	86,400
Sandy Spring Bancorp, Inc.	5,322	114,050
Southern First Bancshares, Inc.(a)	1,286	34,645
Univest Financial Corp.	118	2,051
Western New England Bancorp, Inc.	3,271	21,229

		2,155,239

Beverages — 1.0%
Coca-Cola Consolidated, Inc.	1,277	812,581
Duckhorn Portfolio, Inc. (The)(a)	10,622	108,982
MGP Ingredients, Inc.(b)	13,020	1,373,350
National Beverage Corp.(a)	28,997	1,363,439
Primo Water Corp.	94,068	1,298,138
Vita Coco Co., Inc. (The)(a)	9,734	253,473

		5,209,963

Biotechnology — 9.5%
2seventy bio, Inc.(a)	22,075	86,534
89bio, Inc.(a)	5,275	81,446
ACADIA Pharmaceuticals, Inc.(a)	51,179	1,066,570
Affimed NV(a)	127,104	60,743
Agenus, Inc.(a)	201,917	228,166
Akero Therapeutics, Inc.(a)	12,498	632,149
Alector, Inc.(a)	103,767	672,410
Alkermes PLC(a)	105,802	2,963,514
Alpine Immune Sciences, Inc.(a)	2,208	25,282
ALX Oncology Holdings, Inc.(a)	7,124	34,195
Amicus Therapeutics, Inc.(a)	94,416	1,148,099
Anika Therapeutics, Inc.(a)	15,496	288,691

Security	Shares	Value

Biotechnology (continued)
Arcellx, Inc.(a)	3,447	$123,678
Arcturus Therapeutics Holdings, Inc.(a)	290	7,410
Arcus Biosciences, Inc.(a)	29,151	523,260
Arrowhead Pharmaceuticals, Inc.(a)	28,670	770,363
Aurinia Pharmaceuticals, Inc.(a)	10,033	77,956
Avid Bioservices, Inc.(a)	3,060	28,886
Beam Therapeutics, Inc.(a)	59,817	1,438,599
BioCryst Pharmaceuticals, Inc.(a)	122,392	866,535
Blueprint Medicines Corp.(a)	45,434	2,281,696
Bridgebio Pharma, Inc.(a)	17,254	454,988
C4 Therapeutics, Inc.(a)	26,933	50,095
CareDx, Inc.(a)	48,540	339,780
Catalyst Pharmaceuticals, Inc.(a)	23,466	274,318
Cerevel Therapeutics Holdings, Inc.(a)	5,433	118,602
Cogent Biosciences, Inc.(a)	183	1,784
Coherus Biosciences, Inc.(a)(b)	170,743	638,579
Cytokinetics, Inc.(a)	56,936	1,677,335
Deciphera Pharmaceuticals, Inc.(a)	27,836	354,074
Denali Therapeutics, Inc.(a)	96,067	1,981,862
Dynavax Technologies Corp.(a)	110,642	1,634,182
Eagle Pharmaceuticals, Inc.(a)	345	5,441
Emergent BioSolutions, Inc.(a)	157,860	536,724
Erasca, Inc.(a)	3,046	6,001
Fate Therapeutics, Inc.(a)	167,452	354,998
Foghorn Therapeutics, Inc.(a)(b)	14,319	71,595
Halozyme Therapeutics, Inc.(a)	72,146	2,755,977
Ideaya Biosciences, Inc.(a)	12,791	345,101
ImmunoGen, Inc.(a)	31,772	504,222
Immunovant, Inc.(a)	11,811	453,424
Insmed, Inc.(a)	39,634	1,000,759
Intellia Therapeutics, Inc.(a)	30,088	951,383
Intercept Pharmaceuticals, Inc.(a)	18,295	339,189
Ironwood Pharmaceuticals, Inc., Class A(a)	123,404	1,188,381
iTeos Therapeutics, Inc.(a)	31,642	346,480
Karyopharm Therapeutics, Inc.(a)	134,324	179,994
Kodiak Sciences, Inc.(a)	47,996	86,393
Kronos Bio, Inc.(a)	17,065	22,185
Krystal Biotech, Inc.(a)	5,378	623,848
Kura Oncology, Inc.(a)	72,938	665,195
Kymera Therapeutics, Inc.(a)	21,710	301,769
MacroGenics, Inc.(a)	11,118	51,810
Madrigal Pharmaceuticals, Inc.(a)	2,858	417,382
MeiraGTx Holdings PLC(a)	26,639	130,798
MiMedx Group, Inc.(a)	29,729	216,724
Morphic Holding, Inc.(a)	2,495	57,160
NextCure, Inc.(a)	40,982	52,867
Nurix Therapeutics, Inc.(a)	9,531	74,914
Organogenesis Holdings, Inc., Class A(a)	193	614
PMV Pharmaceuticals, Inc.(a)(b)	44,019	270,277
Poseida Therapeutics, Inc.(a)	26,093	62,101
Precigen, Inc.(a)	10,351	14,698
Prelude Therapeutics, Inc.(a)	10,278	31,759
Protagonist Therapeutics, Inc.(a)	6,812	113,624
Prothena Corp. PLC(a)	10,853	523,657
PTC Therapeutics, Inc.(a)(b)	49,149	1,101,429
Puma Biotechnology, Inc.(a)(b)	43,279	113,824
RayzeBio, Inc.(a)	251	5,572
REGENXBIO, Inc.(a)	52,975	871,969
Relay Therapeutics, Inc.(a)(b)	21,435	180,268
Replimune Group, Inc.(a)	21,921	375,068
REVOLUTION Medicines, Inc.(a)	28,746	795,689
Rhythm Pharmaceuticals, Inc.(a)	8,379	192,089

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2023	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Rigel Pharmaceuticals, Inc.(a)	261,229	$282,127
Sana Biotechnology, Inc.(a)	19,658	76,076
Sangamo Therapeutics, Inc.(a)	161,606	96,931
SpringWorks Therapeutics, Inc.(a)	7,194	166,325
Sutro Biopharma, Inc.(a)	52,266	181,363
Syndax Pharmaceuticals, Inc.(a)	82,130	1,192,528
TG Therapeutics, Inc.(a)(b)	47,967	401,004
Travere Therapeutics, Inc.(a)	117,207	1,047,831
Twist Bioscience Corp.(a)(b)	38,036	770,609
Vanda Pharmaceuticals, Inc.(a)	58,115	251,057
Vaxcyte, Inc.(a)	32,378	1,650,630
Veracyte, Inc.(a)	38,096	850,684
Vericel Corp.(a)	40,930	1,371,974
Viking Therapeutics, Inc.(a)	12,058	133,482
Vir Biotechnology, Inc.(a)	42,885	401,832
Voyager Therapeutics, Inc.(a)	1,432	11,098
Xencor, Inc.(a)	57,929	1,167,269
Zentalis Pharmaceuticals, Inc.(a)	6,113	122,627

		47,500,580

Broadline Retail — 0.1%
Dillard’s, Inc., Class A	1,773	586,526

Building Products — 2.5%
AAON, Inc.	26,338	1,497,842
American Woodmark Corp.(a)	15,340	1,159,857
Apogee Enterprises, Inc.	28,851	1,358,305
Builders FirstSource, Inc.(a)	796	99,094
Caesarstone Ltd.(a)	1,695	7,255
CSW Industrials, Inc.	1,418	248,490
Gibraltar Industries, Inc.(a)	25,554	1,725,151
Griffon Corp.	2,676	106,157
Janus International Group, Inc.(a)	182,800	1,955,960
JELD-WEN Holding, Inc.(a)	88,719	1,185,286
Simpson Manufacturing Co., Inc.	850	127,339
UFP Industries, Inc.	30,716	3,145,318

		12,616,054

Capital Markets — 0.9%
Brightsphere Investment Group, Inc.	2,458	47,661
Cohen & Steers, Inc.	938	58,803
Federated Hermes, Inc., Class B	5,685	192,551
GCM Grosvenor, Inc., Class A	10,734	83,296
Hamilton Lane, Inc., Class A	16,567	1,498,319
Houlihan Lokey, Inc., Class A	21,045	2,254,340
Patria Investments Ltd., Class A	18,870	275,125
PJT Partners, Inc., Class A	987	78,407

		4,488,502

Chemicals — 1.0%
Cabot Corp.	21,998	1,523,802
Core Molding Technologies, Inc.(a)	2,978	84,843
Innospec, Inc.	2,542	259,793
Livent Corp.(a)	3,593	66,147
Orion SA	5,722	121,764
Quaker Chemical Corp.	17,123	2,739,680
Rayonier Advanced Materials, Inc.(a)	6,447	22,822

		4,818,851

Commercial Services & Supplies — 0.4%
Cimpress PLC(a)	6,062	424,401
CoreCivic, Inc.(a)	4,860	54,675
Healthcare Services Group, Inc.	108,203	1,128,557

Security	Shares	Value

Commercial Services & Supplies (continued)
Li-Cycle Holdings Corp.(a)	37,401	$132,774
Steelcase, Inc., Class A	32,309	360,891

		2,101,298

Communications Equipment — 0.9%
Calix, Inc.(a)	64,132	2,939,811
Extreme Networks, Inc.(a)	56,175	1,359,997
Harmonic, Inc.(a)	868	8,359
NETGEAR, Inc.(a)	16,550	208,364

		4,516,531

Construction & Engineering — 3.5%
Comfort Systems U.S.A., Inc.	23,164	3,947,377
Construction Partners, Inc., Class A(a)	22,688	829,473
Dycom Industries, Inc.(a)(b)	7,449	662,961
EMCOR Group, Inc.	22,940	4,826,347
Fluor Corp.(a)	76,011	2,789,604
MYR Group, Inc.(a)	19,544	2,633,749
Primoris Services Corp.	22,844	747,684
Sterling Infrastructure, Inc.(a)	15,426	1,133,503

		17,570,698

Construction Materials — 0.1%
Summit Materials, Inc., Class A(a)	17,859	556,129

Consumer Finance — 1.4%
Enova International, Inc.(a)	41,456	2,108,867
EZCORP, Inc., Class A, NVS(a)(b)	149,629	1,234,439
FirstCash Holdings, Inc.	13,646	1,369,785
LendingTree, Inc.(a)	24,605	381,377
Oportun Financial Corp.(a)	7,355	53,103
PROG Holdings, Inc.(a)	25,093	833,339
Regional Management Corp.	16,647	460,789
Upstart Holdings, Inc.(a)	12,629	360,432

		6,802,131

Consumer Staples Distribution & Retail — 0.2%
Andersons, Inc. (The)	8,420	433,714
PriceSmart, Inc.	6,719	500,095
SpartanNash Co.	10,190	224,180
Sprouts Farmers Market, Inc.(a)	678	29,019

		1,187,008

Containers & Packaging — 0.0%
O-I Glass, Inc.(a)(b)	9,296	155,522

Diversified Consumer Services — 2.3%
Chegg, Inc.(a)	70,491	628,780
Duolingo, Inc., Class A(a)	10,076	1,671,306
Frontdoor, Inc.(a)	112,489	3,441,039
Laureate Education, Inc., Class A	312,872	4,411,495
OneSpaWorld Holdings Ltd.(a)	9,362	105,042
Rover Group, Inc., Class A(a)	66,066	413,573
Stride, Inc.(a)	12,216	550,086

		11,221,321

Diversified REITs — 0.1%
American Assets Trust, Inc.	18,755	364,785

Diversified Telecommunication Services — 0.5%
Bandwidth, Inc., Class A(a)	18,692	210,659
Cogent Communications Holdings, Inc.	4,144	256,513
EchoStar Corp., Class A(a)	7,065	118,339
Globalstar, Inc.(a)	11,906	15,597
Iridium Communications, Inc.	7,723	351,319
Ooma, Inc.(a)	128,072	1,666,217

		2,618,644

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) September 30, 2023	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities — 0.0%
Portland General Electric Co.	557	$22,547

Electrical Equipment — 2.9%
Allient, Inc.	18,639	576,318
Array Technologies, Inc.(a)	16,302	361,741
Atkore, Inc.(a)(b)	42,761	6,379,514
Bloom Energy Corp., Class A(a)(b)	33,783	447,963
Encore Wire Corp.	10,106	1,843,941
EnerSys	32,457	3,072,704
Shoals Technologies Group, Inc., Class A(a)	42,376	773,362
Thermon Group Holdings, Inc.(a)	31,279	859,234
Vicor Corp.(a)	6,515	383,668

		14,698,445

Electronic Equipment, Instruments & Components — 4.1%
Advanced Energy Industries, Inc.	20,275	2,090,758
Badger Meter, Inc.	9,886	1,422,299
ePlus, Inc.(a)	24,559	1,559,987
Fabrinet(a)	20,984	3,496,354
Insight Enterprises, Inc.(a)	18,510	2,693,205
Itron, Inc.(a)	22,566	1,367,048
Kimball Electronics, Inc.(a)	43,694	1,196,342
OSI Systems, Inc.(a)(b)	11,323	1,336,567
PC Connection, Inc.	15,047	803,209
Plexus Corp.(a)	6,365	591,817
Rogers Corp.(a)	1,893	248,873
Sanmina Corp.(a)	68,499	3,718,126

		20,524,585

Energy Equipment & Services — 2.0%
Archrock, Inc.	73,065	920,619
Borr Drilling Ltd.(a)	234,178	1,662,664
ChampionX Corp.	70,432	2,508,788
Diamond Offshore Drilling, Inc.(a)	1,750	25,690
Helix Energy Solutions Group, Inc.(a)	104,038	1,162,104
Helmerich & Payne, Inc.	2,171	91,529
Kodiak Gas Services, Inc.(a)	19,183	342,992
Nabors Industries Ltd.(a)	770	94,818
Oceaneering International, Inc.(a)	15,229	391,690
Oil States International, Inc.(a)	2,564	21,461
Patterson-UTI Energy, Inc.	116,747	1,615,778
ProPetro Holding Corp.(a)	11,347	120,619
RPC, Inc.	39,323	351,548
Solaris Oilfield Infrastructure, Inc., Class A	6,334	67,520
U.S. Silica Holdings, Inc.(a)	59,688	838,020

		10,215,840

Entertainment — 0.2%
Atlanta Braves Holdings, Inc., Class C, NVS(a)	2,228	79,606
Cinemark Holdings, Inc.(a)	23,405	429,482
Lions Gate Entertainment Corp., Class A(a)	20,185	171,169
Lions Gate Entertainment Corp., Class B, NVS(a)	41,644	327,738

		1,007,995

Financial Services — 0.8%
Marqeta, Inc., Class A(a)	23,054	137,863
Pagseguro Digital Ltd., Class A(a)	117,516	1,011,813
Remitly Global, Inc.(a)	30,078	758,567
StoneCo Ltd., Class A(a)	185,817	1,982,667

		3,890,910

Food Products — 0.9%
Cal-Maine Foods, Inc.	28,197	1,365,299
Fresh Del Monte Produce, Inc.	6,207	160,389
Hostess Brands, Inc., Class A(a)	11,149	371,373
Lancaster Colony Corp.	4,357	719,036

Security	Shares	Value

Food Products (continued)
Sovos Brands, Inc.(a)	17,894	$403,509
SunOpta, Inc.(a)(b)	138,556	466,934
Vital Farms, Inc.(a)	79,025	915,109

		4,401,649

Gas Utilities — 0.3%
New Jersey Resources Corp.	31,517	1,280,536

Health Care Equipment & Supplies — 4.3%
Accuray, Inc.(a)	79,897	217,320
AngioDynamics, Inc.(a)	25,676	187,692
Artivion, Inc.(a)	1,646	24,953
AtriCure, Inc.(a)	25,981	1,137,968
Atrion Corp.	739	305,333
Axogen, Inc.(a)	41,834	209,170
Axonics, Inc.(a)	17,300	970,876
Cerus Corp.(a)	145,061	234,999
Embecta Corp.	6,861	103,258
Glaukos Corp.(a)	19,274	1,450,368
Haemonetics Corp.(a)(b)	14,070	1,260,391
Inari Medical, Inc.(a)	22,012	1,439,585
Inmode Ltd.(a)	15,248	464,454
Inogen, Inc.(a)	3,049	15,916
Inspire Medical Systems, Inc.(a)	3,927	779,274
iRadimed Corp.	21,961	974,410
iRhythm Technologies, Inc.(a)	4,555	429,354
Lantheus Holdings, Inc.(a)	18,617	1,293,509
LeMaitre Vascular, Inc.	15,717	856,262
LivaNova PLC(a)	6,513	344,407
Merit Medical Systems, Inc.(a)	70,915	4,894,553
Omnicell, Inc.(a)	17,490	787,750
RxSight, Inc.(a)	4,141	115,492
SI-BONE, Inc.(a)	42,780	908,647
STAAR Surgical Co.(a)	40,350	1,621,263
Tactile Systems Technology, Inc.(a)	27,609	387,906
Treace Medical Concepts, Inc.(a)	872	11,432
Varex Imaging Corp.(a)	8,642	162,383

		21,588,925

Health Care Providers & Services — 4.2%
23andMe Holding Co., Class A(a)	138	135
Accolade, Inc.(a)	25,295	267,621
AdaptHealth Corp.(a)	13,545	123,259
Alignment Healthcare, Inc.(a)	64,357	446,638
AMN Healthcare Services, Inc.(a)	1,434	122,148
CorVel Corp.(a)	1,254	246,599
Cross Country Healthcare, Inc.(a)	14,121	350,060
Ensign Group, Inc. (The)	40,671	3,779,556
Guardant Health, Inc.(a)	79,505	2,356,528
HealthEquity, Inc.(a)	25,183	1,839,618
Hims & Hers Health, Inc., Class A(a)	96,833	609,080
Joint Corp. (The)(a)	19,211	172,707
Option Care Health, Inc.(a)	76,785	2,483,995
Patterson Cos., Inc.	2,255	66,838
PetIQ, Inc., Class A(a)	49,426	973,692
Privia Health Group, Inc.(a)(b)	44,598	1,025,754
Progyny, Inc.(a)	108,845	3,702,907
Quipt Home Medical Corp.(a)	4,474	22,773
R1 RCM, Inc.(a)	30,778	463,824
RadNet, Inc.(a)	45,361	1,278,727
Select Medical Holdings Corp.	5,195	131,278
Surgery Partners, Inc.(a)	14,182	414,823
Viemed Healthcare, Inc.(a)	36,045	242,583

		21,121,143

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2023	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology — 0.3%
Evolent Health, Inc., Class A(a)	12,141	$330,599
Health Catalyst, Inc.(a)	24,498	247,920
HealthStream, Inc.	18,324	395,432
NextGen Healthcare, Inc.(a)	13,941	330,820
Schrodinger, Inc.(a)(b)	6,381	180,391
Sharecare, Inc., Class A(a)	895	842

		1,486,004

Hotel & Resort REITs — 0.3%
Chatham Lodging Trust	10,335	98,906
RLJ Lodging Trust	161,498	1,581,065

		1,679,971

Hotels, Restaurants & Leisure — 2.3%
Accel Entertainment, Inc., Class A(a)	63,563	696,015
BJ’s Restaurants, Inc.(a)	6,910	162,108
Bloomin’ Brands, Inc.	6,649	163,499
Brinker International, Inc.(a)	5,128	161,993
Carrols Restaurant Group, Inc.(a)	51,339	338,324
Chuy’s Holdings, Inc.(a)	32,664	1,162,185
Denny’s Corp.(a)	22,795	193,074
El Pollo Loco Holdings, Inc.	17,775	159,086
Everi Holdings, Inc.(a)	74,132	980,025
Hilton Grand Vacations, Inc.(a)	18,054	734,798
Monarch Casino & Resort, Inc.	21,280	1,321,488
Papa John’s International, Inc.	8,571	584,714
PlayAGS, Inc.(a)	28,102	183,225
Potbelly Corp.(a)	9,541	74,420
Shake Shack, Inc., Class A(a)	2,701	156,847
Super Group SGHC Ltd.(a)	70,527	260,245
Texas Roadhouse, Inc.	30,583	2,939,026
Wingstop, Inc.	5,876	1,056,740

		11,327,812

Household Durables — 1.2%
Century Communities, Inc.	14,633	977,192
Installed Building Products, Inc.	15,395	1,922,681
KB Home	4,358	201,688
LGI Homes, Inc.(a)	5,042	501,628
Lovesac Co. (The)(a)	29	578
MDC Holdings, Inc.	260	10,720
Meritage Homes Corp.	771	94,363
Taylor Morrison Home Corp., Class A(a)	26,377	1,123,924
Tri Pointe Homes, Inc.(a)	19,462	532,286
Vizio Holding Corp., Class A(a)	80,746	436,836

		5,801,896

Household Products — 0.1%
Central Garden & Pet Co., Class A, NVS(a)	13,500	541,215

Independent Power and Renewable Electricity Producers — 0.4%
Clearway Energy, Inc., Class A	93,230	1,857,142

Industrial REITs — 0.0%
Industrial Logistics Properties Trust	57,817	167,091

Insurance — 1.5%
Crawford & Co., Class A, NVS	21,035	196,467
eHealth, Inc.(a)	31,361	232,071
Investors Title Co.	88	13,032
Kinsale Capital Group, Inc.	7,617	3,154,428
Mercury General Corp.	36,437	1,021,329
NI Holdings, Inc.(a)	1,484	19,099
Oscar Health, Inc., Class A(a)	85,946	478,719
Palomar Holdings, Inc.(a)	10,122	513,692
Selective Insurance Group, Inc.	15,507	1,599,857

Security	Shares	Value

Insurance (continued)
Selectquote, Inc.(a)	5,142	$6,016
Tiptree, Inc.	4,793	80,331
Trupanion, Inc.(a)	7,529	212,318

		7,527,359

Interactive Media & Services — 2.2%
Bumble, Inc., Class A(a)	79,457	1,185,499
Cargurus, Inc., Class A(a)	97,141	1,701,910
Cars.com, Inc.(a)	16,236	273,739
DHI Group, Inc.(a)	27,724	84,835
Eventbrite, Inc., Class A(a)(b)	26,667	262,937
EverQuote, Inc., Class A(a)(b)	16,654	120,408
MediaAlpha, Inc., Class A(a)	23	190
QuinStreet, Inc.(a)	37,145	333,191
Shutterstock, Inc.	29,056	1,105,581
TrueCar, Inc.(a)	4,288	8,876
Vimeo, Inc.(a)	235,032	832,013
Yelp, Inc.(a)	82,475	3,430,135
ZipRecruiter, Inc., Class A(a)	119,947	1,438,165

		10,777,479

IT Services — 0.8%
Backblaze, Inc., Class A(a)	9,133	50,232
Brightcove, Inc.(a)	75,285	247,688
Cyxtera Technologies, Inc., Class A(a)	301	12
DigitalOcean Holdings, Inc.(a)(b)	24,703	593,613
Fastly, Inc., Class A(a)	56,267	1,078,638
Grid Dynamics Holdings, Inc., Class A(a)	14,548	177,195
Hackett Group, Inc. (The)	19,461	459,085
Information Services Group, Inc.	32,253	141,268
Squarespace, Inc., Class A(a)(b)	32,151	931,414
Unisys Corp.(a)	48,788	168,319

		3,847,464

Leisure Products — 0.0%
Marine Products Corp.	4,412	62,695

Life Sciences Tools & Services — 0.6%
AbCellera Biologics, Inc.(a)	25,560	117,576
Adaptive Biotechnologies Corp.(a)	63,009	343,399
Codexis, Inc.(a)	201,977	381,737
Medpace Holdings, Inc.(a)	2,585	625,906
NanoString Technologies, Inc.(a)	38,641	66,463
Pacific Biosciences of California, Inc.(a)	109,069	910,726
Personalis, Inc.(a)	128,407	155,372
Seer, Inc., Class A(a)	119,787	264,729
SomaLogic, Inc., Class A(a)	85,380	204,058

		3,069,966

Machinery — 4.2%
Alamo Group, Inc.	2,683	463,783
Albany International Corp., Class A	5,310	458,147
Astec Industries, Inc.	11,356	534,981
Chart Industries, Inc.(a)	605	102,318
CIRCOR International, Inc.(a)	6,896	384,452
Commercial Vehicle Group, Inc.(a)	9,725	75,466
Douglas Dynamics, Inc.	41	1,237
Federal Signal Corp.	32,745	1,955,859
Franklin Electric Co., Inc.	31,190	2,783,084
Kennametal, Inc.	9,033	224,741
Manitowoc Co., Inc. (The)(a)	53,153	799,953
Mueller Industries, Inc.	17,846	1,341,305
SPX Technologies, Inc.(a)	7,113	578,998
Tennant Co.	17,823	1,321,575
Terex Corp.	48,280	2,781,894

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) September 30, 2023	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Wabash National Corp.	38,667	$816,647
Watts Water Technologies, Inc., Class A	33,439	5,778,928
Xylem, Inc.	7,684	699,475

		21,102,843

Marine Transportation — 0.2%
Matson, Inc.	13,053	1,158,062

Media — 0.4%
EW Scripps Co. (The), Class A, NVS(a)	46,049	252,348
Gambling.com Group Ltd.(a)	29,687	388,306
Integral Ad Science Holding Corp.(a)	22,573	268,393
TechTarget, Inc.(a)	1,765	53,585
Thryv Holdings, Inc.(a)	54,989	1,032,144

		1,994,776

Metals & Mining — 1.8%
Atlas Lithium Corp.(a)	1,810	55,458
Caledonia Mining Corp. PLC	275	2,711
Century Aluminum Co.(a)	17,356	124,790
Coeur Mining, Inc.(a)	159,115	353,235
Commercial Metals Co.	56,116	2,772,692
Compass Minerals International, Inc.	12,527	350,130
i-80 Gold Corp.(a)(b)	218,295	333,991
Kaiser Aluminum Corp.	6,045	454,947
Materion Corp.	13,381	1,363,658
NioCorp Developments Ltd.(a)	34,298	124,502
Novagold Resources, Inc.(a)	245,431	942,455
Olympic Steel, Inc.	14,154	795,596
Perpetua Resources Corp.(a)	12,708	41,428
PolyMet Mining Corp.(a)	29,165	60,663
Ryerson Holding Corp.	21,152	615,312
Schnitzer Steel Industries, Inc., Class A	26,714	743,985

		9,135,553

Office REITs — 0.2%
Brandywine Realty Trust	24,245	110,072
COPT Defense Properties	28,518	679,584

		789,656

Oil, Gas & Consumable Fuels — 3.1%
Ardmore Shipping Corp.	13,796	179,486
Comstock Resources, Inc.	1,344	14,824
CVR Energy, Inc.	60,674	2,064,736
Denbury, Inc.(a)	8,090	792,901
DHT Holdings, Inc.	32,441	334,142
Dorian LPG Ltd.	1,993	57,259
Encore Energy Corp.(a)	13,264	43,241
Energy Fuels, Inc.(a)	37,307	306,663
Magnolia Oil & Gas Corp., Class A	191,892	4,396,246
Matador Resources Co.	13,943	829,330
Murphy Oil Corp.	62,379	2,828,888
Par Pacific Holdings, Inc.(a)	10,152	364,863
REX American Resources Corp.(a)	7,844	319,408
SM Energy Co.	41,227	1,634,650
World Kinect Corp.	47,362	1,062,330

		15,228,967

Passenger Airlines — 0.1%
JetBlue Airways Corp.(a)(b)	70,427	323,964

Personal Care Products — 1.0%
BellRing Brands, Inc.(a)	25,921	1,068,723
elf Beauty, Inc.(a)	27,699	3,042,181
Inter Parfums, Inc.	694	93,232
Medifast, Inc.	232	17,365

Security	Shares	Value

Personal Care Products (continued)
Oddity Tech Ltd., Class A(a)	2,798	$79,323
USANA Health Sciences, Inc.(a)	7,632	447,312

		4,748,136

Pharmaceuticals — 3.5%
Amphastar Pharmaceuticals, Inc.(a)(b)	19,229	884,342
ANI Pharmaceuticals, Inc.(a)	11,344	658,633
Arvinas, Inc.(a)	48,473	952,010
Atea Pharmaceuticals, Inc.(a)	27,033	81,099
Axsome Therapeutics, Inc.(a)	8,878	620,483
Collegium Pharmaceutical, Inc.(a)	61,969	1,385,007
Corcept Therapeutics, Inc.(a)(b)	111,838	3,047,026
Cymabay Therapeutics, Inc.(a)	7,864	117,252
Harmony Biosciences Holdings, Inc.(a)	55,574	1,821,160
Intra-Cellular Therapies, Inc.(a)	25,127	1,308,865
Longboard Pharmaceuticals, Inc.(a)	1,003	5,577
Mind Medicine MindMed, Inc.(a)	2,537	7,941
Nuvation Bio, Inc., Class A(a)	119,336	159,910
Pacira BioSciences, Inc.(a)	37,945	1,164,153
Phibro Animal Health Corp., Class A	82	1,047
Prestige Consumer Healthcare, Inc.(a)	22,795	1,303,646
Revance Therapeutics, Inc.(a)	37,638	431,708
Scilex Holding Co. (Acquired 05/03/22 - 01/09/23, cost $349,038), NVS(a)(b)(c)	29,374	40,404
Supernus Pharmaceuticals, Inc.(a)	114,682	3,161,783
Ventyx Biosciences, Inc.(a)	6,529	226,752
Xeris Biopharma Holdings, Inc.(a)	59,644	110,938

		17,489,736

Professional Services — 3.8%
CSG Systems International, Inc.	6,595	337,136
ExlService Holdings, Inc.(a)	183,866	5,155,603
Exponent, Inc.	35,891	3,072,270
Franklin Covey Co.(a)	3,539	151,894
Huron Consulting Group, Inc.(a)	21,627	2,252,668
IBEX Holdings Ltd.(a)	4,085	63,113
Insperity, Inc.	55,949	5,460,622
Legalzoom.com, Inc.(a)	25,390	277,767
Mistras Group, Inc.(a)	4,382	23,882
TriNet Group, Inc.(a)	15,027	1,750,345
TTEC Holdings, Inc.	7,355	192,848
Upwork, Inc.(a)	5,361	60,901

		18,799,049

Real Estate Management & Development — 0.2%
Anywhere Real Estate, Inc.(a)	55,524	357,019
Compass, Inc., Class A(a)	14,764	42,816
eXp World Holdings, Inc.	26,948	437,636
Redfin Corp.(a)	5,959	41,951
RMR Group, Inc. (The), Class A	6	147
WeWork, Inc., Class A(a)(b)	28,386	85,442

		965,011

Residential REITs — 0.0%
NexPoint Residential Trust, Inc.	4,325	139,178

Semiconductors & Semiconductor Equipment — 4.3%
Ambarella, Inc.(a)	26,322	1,395,856
Amkor Technology, Inc.	10,416	235,402
Axcelis Technologies, Inc.(a)	42,281	6,893,917
Credo Technology Group Holding Ltd.(a)	13,406	204,441
Diodes, Inc.(a)	12,401	977,695
FormFactor, Inc.(a)	18,638	651,212
Kulicke & Soffa Industries, Inc.	25,515	1,240,794
Lattice Semiconductor Corp.(a)	10,256	881,298

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2023	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Maxeon Solar Technologies Ltd.(a)	260	$3,013
MaxLinear, Inc.(a)	100,260	2,230,785
Onto Innovation, Inc.(a)	5,467	697,152
Photronics, Inc.(a)	11,165	225,645
Power Integrations, Inc.	26,276	2,005,121
Rambus, Inc.(a)	20,728	1,156,415
Silicon Laboratories, Inc.(a)	15,831	1,834,655
Synaptics, Inc.(a)(b)	7,473	668,385

		21,301,786

Software — 10.8%
8x8, Inc.(a)	179,863	453,255
A10 Networks, Inc.	37,981	570,854
ACI Worldwide, Inc.(a)	25,175	567,948
Agilysys, Inc.(a)	2,625	173,670
Alarm.com Holdings, Inc.(a)	27,818	1,700,793
Alkami Technology, Inc.(a)	270	4,919
Amplitude, Inc., Class A(a)	213	2,464
Appfolio, Inc., Class A(a)	13,970	2,551,341
Asana, Inc., Class A(a)	66,798	1,223,071
Bit Digital, Inc.(a)(b)	99,819	213,613
Blackbaud, Inc.(a)	3,803	267,427
BlackLine, Inc.(a)	45,304	2,513,013
Box, Inc., Class A(a)	105,510	2,554,397
Braze, Inc., Class A(a)	12,464	582,443
C3.ai, Inc., Class A(a)(b)	14,161	361,389
Clear Secure, Inc., Class A	25,814	491,499
CommVault Systems, Inc.(a)	46,780	3,162,796
CS Disco, Inc.(a)	222	1,474
Domo, Inc., Class B(a)	30,367	297,900
eGain Corp.(a)	3,740	22,926
EngageSmart, Inc.(a)	109,903	1,977,155
Everbridge, Inc.(a)(b)	37,246	835,055
Expensify, Inc., Class A(a)	31,931	103,776
Freshworks, Inc., Class A(a)	70,070	1,395,794
Intapp, Inc.(a)(b)	20,576	689,708
Kaltura, Inc.(a)	2,447	4,233
Klaviyo, Inc., Class A(a)	4,420	152,490
LivePerson, Inc.(a)	105,755	411,387
MicroStrategy, Inc., Class A(a)	3,426	1,124,687
Model N, Inc.(a)	46,178	1,127,205
N-able, Inc.(a)	29,299	377,957
Olo, Inc., Class A(a)	270	1,636
PROS Holdings, Inc.(a)	11,703	405,158
Q2 Holdings, Inc.(a)	148,024	4,776,734
Qualys, Inc.(a)(b)	22,272	3,397,594
Rapid7, Inc.(a)	57,633	2,638,439
Riot Platforms, Inc.(a)	16,183	150,987
Sapiens International Corp. NV	29,414	836,240
SEMrush Holdings, Inc., Class A(a)	81,959	696,651
Sprinklr, Inc., Class A(a)	59,694	826,165
Sprout Social, Inc., Class A(a)(b)	24,320	1,213,082
SPS Commerce, Inc.(a)(b)	7,526	1,284,011
Telos Corp.(a)	2,040	4,876
Tenable Holdings, Inc.(a)	63,560	2,847,488
Upland Software, Inc.(a)	2,625	12,128
Varonis Systems, Inc.(a)	101,818	3,109,522
Verint Systems, Inc.(a)	35,363	812,995
Vertex, Inc., Class A(a)	13,137	303,465
Workiva, Inc., Class A(a)(b)	17,685	1,792,198
Yext, Inc.(a)	40,379	255,599

Security	Shares	Value

Software (continued)
Zeta Global Holdings Corp., Class A(a)	107,212	$895,220
Zuora, Inc., Class A(a)	183,047	1,508,307

		53,685,134

Specialized REITs — 0.1%
Outfront Media, Inc.	70,517	712,222

Specialty Retail — 3.4%
1-800-Flowers.com, Inc., Class A(a)	80,294	562,058
Aaron’s Co., Inc. (The)	18,578	194,512
Abercrombie & Fitch Co., Class A(a)	12,422	700,228
Academy Sports & Outdoors, Inc.	17,883	845,329
American Eagle Outfitters, Inc.	7,232	120,124
Arko Corp., Class A	20,645	147,612
Boot Barn Holdings, Inc.(a)(b)	8,400	681,996
CarParts.com, Inc.(a)	112,207	462,293
Carvana Co., Class A(a)	8,740	366,905
Citi Trends, Inc.(a)(b)	8,386	186,337
Conn’s, Inc.(a)	51,045	201,628
Duluth Holdings, Inc., Class B(a)(b)	34,202	205,554
Group 1 Automotive, Inc.	9,353	2,513,245
Haverty Furniture Cos., Inc.	5	144
Lands’ End, Inc.(a)	8,105	60,544
Murphy U.S.A., Inc.	8,880	3,034,562
National Vision Holdings, Inc.(a)	2,623	42,440
ODP Corp. (The)(a)	9,331	430,626
Revolve Group, Inc., Class A(a)	99,970	1,360,592
Stitch Fix, Inc., Class A(a)	105,050	362,422
Upbound Group, Inc.	27,440	808,108
Urban Outfitters, Inc.(a)	38,673	1,264,220
Warby Parker, Inc., Class A(a)(b)	108,368	1,426,123
Winmark Corp.	1,494	557,456
Zumiez, Inc.(a)	27,046	481,419

		17,016,477

Technology Hardware, Storage & Peripherals — 1.2%
Super Micro Computer, Inc.(a)	22,325	6,121,961
Turtle Beach Corp.(a)	3,092	28,060

		6,150,021

Textiles, Apparel & Luxury Goods — 0.3%
Crocs, Inc.(a)	9,330	823,186
Figs, Inc., Class A(a)	90,794	535,685
Kontoor Brands, Inc.	74	3,249

		1,362,120

Trading Companies & Distributors — 3.1%
Applied Industrial Technologies, Inc.	25,530	3,947,193
BlueLinx Holdings, Inc.(a)	1,872	153,672
Boise Cascade Co.	39,374	4,057,097
GATX Corp.	7,617	828,958
Global Industrial Co.	17,487	585,815
GMS, Inc.(a)	22,225	1,421,733
H&E Equipment Services, Inc.	25,505	1,101,561
Herc Holdings, Inc.	12,702	1,510,776
McGrath RentCorp.	16,895	1,693,555
NOW, Inc.(a)	1,600	18,992
Rush Enterprises, Inc., Class A	747	30,500

		15,349,852

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) September 30, 2023	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.	172	$3,149
United States Cellular Corp.(a)	9,285	398,977

		402,126

Total Common Stocks — 98.4% (Cost: $469,164,060)		491,058,287

Preferred Securities

Preferred Stocks — 0.6%

Software — 0.6%
Illumio, Inc., Series C (Acquired 03/10/15, cost $1,000,317)(a)(c)(d)	311,155	2,682,156

Technology Hardware, Storage & Peripherals — 0.0%
AliphCom
Series 6, 0.00% (Acquired 12/16/15, cost $0)(a)(c)(d)	8,264	—
Series 8, 0.00%(a)(d)	192,156	2

		2

Total Preferred Securities — 0.6% (Cost: $2,175,301)		2,682,158

Rights

Biotechnology — 0.0%
Aduro Biotech, Inc., CVR(a)(d)	18,964	48,149
Chinook Therapeutics, Inc., CVR(a)(d)	7,311	3,144
Flexion Therapeutics, Inc., CVR(a)(d)	33,053	17,188
Prevail Therapeutics, Inc., CVR(a)(d)	10,004	5,002

		73,483
Metals & Mining — 0.0%
Pan American Silver Corp., CVR(a)	36,363	19,454

Security	Shares	Value

Pharmaceuticals — 0.0%
Albireo Pharma Inc., CVR(a)(d)	7,975	$25,042

Total Rights — 0.0% (Cost: $ —)		117,979

Total Long-Term Investments — 99.0% (Cost: $471,339,361)		493,858,424

Short-Term Securities

Money Market Funds — 4.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.23%(e)(f)	4,598,231	4,598,231
SL Liquidity Series, LLC, Money Market Series, 5.52%(e)(f)(g)	19,009,369	19,015,072

Total Short-Term Securities — 4.7% (Cost: $23,596,978)		23,613,303

Total Investments — 103.7% (Cost: $494,936,339)		517,471,727

Liabilities in Excess of Other Assets — (3.7)%		(18,419,697)

Net Assets — 100.0%		$499,052,030

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,722,560, representing 0.5% of its net assets as of period end, and an original cost of $1,349,355.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended September 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/23	Shares Held at 09/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,474,452	$123,779	(a)	$ —		$—	$—	$4,598,231	4,598,231	$228,775		$—
SL Liquidity Series, LLC, Money Market Series	31,251,896	—		(12,238,408	)(a)	701	883	19,015,072	19,009,369	90,996	(b)	—

						$701	$883	$23,613,303		$319,771		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2023	BlackRock Advantage Small Cap Growth Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	62	12/15/23	$5,576	$(144,368)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$144,368	$—	$—	$—	$144,368

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended September 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(709,927)	$—	$—	$—	$(709,927)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$213,847	$—	$—	$—	$213,847

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$5,960,578

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 1,453,789	$ —	$ —	$ 1,453,789
Automobile Components	10,381,378	—	—	10,381,378
Banks	2,155,239	—	—	2,155,239
Beverages	5,209,963	—	—	5,209,963
Biotechnology	47,500,580	—	—	47,500,580
Broadline Retail	586,526	—	—	586,526
Building Products	12,616,054	—	—	12,616,054
Capital Markets	4,488,502	—	—	4,488,502

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) September 30, 2023	BlackRock Advantage Small Cap Growth Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Chemicals	$ 4,818,851	$ —	$ —	$ 4,818,851
Commercial Services & Supplies	2,101,298	—	—	2,101,298
Communications Equipment	4,516,531	—	—	4,516,531
Construction & Engineering	17,570,698	—	—	17,570,698
Construction Materials	556,129	—	—	556,129
Consumer Finance	6,802,131	—	—	6,802,131
Consumer Staples Distribution & Retail	1,187,008	—	—	1,187,008
Containers & Packaging	155,522	—	—	155,522
Diversified Consumer Services	11,221,321	—	—	11,221,321
Diversified REITs	364,785	—	—	364,785
Diversified Telecommunication Services	2,618,644	—	—	2,618,644
Electric Utilities	22,547	—	—	22,547
Electrical Equipment	14,698,445	—	—	14,698,445
Electronic Equipment, Instruments & Components	20,524,585	—	—	20,524,585
Energy Equipment & Services	10,215,840	—	—	10,215,840
Entertainment	1,007,995	—	—	1,007,995
Financial Services	3,890,910	—	—	3,890,910
Food Products	4,401,649	—	—	4,401,649
Gas Utilities	1,280,536	—	—	1,280,536
Health Care Equipment & Supplies	21,588,925	—	—	21,588,925
Health Care Providers & Services	21,121,143	—	—	21,121,143
Health Care Technology	1,486,004	—	—	1,486,004
Hotel & Resort REITs	1,679,971	—	—	1,679,971
Hotels, Restaurants & Leisure	11,327,812	—	—	11,327,812
Household Durables	5,801,896	—	—	5,801,896
Household Products	541,215	—	—	541,215
Independent Power and Renewable Electricity Producers	1,857,142	—	—	1,857,142
Industrial REITs	167,091	—	—	167,091
Insurance	7,527,359	—	—	7,527,359
Interactive Media & Services	10,777,479	—	—	10,777,479
IT Services	3,847,464	—	—	3,847,464
Leisure Products	62,695	—	—	62,695
Life Sciences Tools & Services	3,069,966	—	—	3,069,966
Machinery	21,102,843	—	—	21,102,843
Marine Transportation	1,158,062	—	—	1,158,062
Media	1,994,776	—	—	1,994,776
Metals & Mining	9,135,553	—	—	9,135,553
Office REITs	789,656	—	—	789,656
Oil, Gas & Consumable Fuels	15,228,967	—	—	15,228,967
Passenger Airlines	323,964	—	—	323,964
Personal Care Products	4,748,136	—	—	4,748,136
Pharmaceuticals	17,449,332	40,404	—	17,489,736
Professional Services	18,799,049	—	—	18,799,049
Real Estate Management & Development	965,011	—	—	965,011
Residential REITs	139,178	—	—	139,178
Semiconductors & Semiconductor Equipment	21,301,786	—	—	21,301,786
Software	53,685,134	—	—	53,685,134
Specialized REITs	712,222	—	—	712,222
Specialty Retail	17,016,477	—	—	17,016,477
Technology Hardware, Storage & Peripherals	6,150,021	—	—	6,150,021
Textiles, Apparel & Luxury Goods	1,362,120	—	—	1,362,120
Trading Companies & Distributors	15,349,852	—	—	15,349,852
Wireless Telecommunication Services	402,126	—	—	402,126
Preferred Securities	—	—	2,682,158	2,682,158
Rights	19,454	—	98,525	117,979
Short-Term Securities
Money Market Funds	4,598,231	—	—	4,598,231

	$ 495,635,568	$ 40,404	$ 2,780,683	498,456,655

Investments valued at NAV(a)				19,015,072

				$ 517,471,727

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2023	BlackRock Advantage Small Cap Growth Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$ (144,368)	$ —	$ —	$ (144,368)

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Statement of Assets and Liabilities

September 30, 2023

BlackRock Advantage Small Cap Growth Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$493,858,424
Investments, at value — affiliated(c)	23,613,303
Cash pledged:
Futures contracts	320,000
Foreign currency, at value(d)	12,371
Receivables:
Investments sold	5,405,064
Securities lending income — affiliated	10,059
Capital shares sold	675,786
Dividends — unaffiliated	82,393
Dividends — affiliated	22,920
From the Manager	105,537
Prepaid expenses	35,350

Total assets	524,141,207

LIABILITIES
Collateral on securities loaned	19,009,813
Payables:
Investments purchased	4,694,214
Administration fees	36,992
Capital shares redeemed	624,431
Investment advisory fees	212,427
Trustees’ and Officer’s fees	2,450
Other accrued expenses	389,878
Other affiliate fees	883
Professional fees	55,397
Service and distribution fees	34,767
Variation margin on futures contracts	27,925

Total liabilities	25,089,177

Commitments and contingent liabilities

NET ASSETS	$499,052,030

NET ASSETS CONSIST OF:
Paid-in capital	$596,282,666
Accumulated loss	(97,230,636)

NET ASSETS	$499,052,030

(a) Investments, at cost — unaffiliated	$471,339,361
(b) Securities loaned, at value	$18,080,666
(c) Investments, at cost — affiliated	$23,596,978
(d) Foreign currency, at cost	$12,363

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (continued)

September 30, 2023

BlackRock Advantage Small Cap Growth Fund
NET ASSET VALUE
Institutional
Net assets	$304,607,052

Shares outstanding	18,375,806

Net asset value	$16.58

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$148,562,613

Shares outstanding	14,237,150

Net asset value	$10.43

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$38,981,430

Shares outstanding	2,351,287

Net asset value	$16.58

Shares authorized	Unlimited

Par value	$0.001

Class R
Net assets	$6,900,935

Shares outstanding	660,839

Net asset value	$10.44

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statement of Operations

Year Ended September 30, 2023

BlackRock Advantage Small Cap Growth Fund

INVESTMENT INCOME
Dividends — unaffiliated	$3,562,297
Dividends — affiliated	228,775
Securities lending income — affiliated — net	90,996
Foreign taxes withheld	(11,711)

Total investment income	3,870,357

EXPENSES
Investment advisory	2,374,216
Transfer agent — class specific	964,856
Service and distribution — class specific	433,986
Custodian	278,937
Administration	223,534
Administration — class specific	105,559
Registration	85,047
Professional	75,678
Accounting services	65,260
Printing and postage	31,504
Trustees and Officer	8,881
Miscellaneous	22,373

Total expenses	4,669,831
Less:
Administration fees waived by the Manager — class specific	(105,559)
Fees waived and/or reimbursed by the Manager	(791,477)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(720,973)

Total expenses after fees waived and/or reimbursed	3,051,822

Net investment income	818,535

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,555,275)
Investments — affiliated	701
Futures contracts	(709,927)
Foreign currency transactions	(216)

(4,264,717)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	56,733,169
Investments — affiliated	883
Futures contracts	213,847
Foreign currency translations	1,038

56,948,937

Net realized and unrealized gain	52,684,220

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,502,755

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage Small Cap Growth Fund
	Year Ended 09/30/23	Year Ended 09/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$818,535	$1,350,201
Net realized loss	(4,264,717)	(95,741,139)
Net change in unrealized appreciation (depreciation)	56,948,937	(185,556,721)

Net increase (decrease) in net assets resulting from operations	53,502,755	(279,947,659)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,469,010)	(115,593,708)
Investor A	(805,964)	(52,502,280)
Class K	(196,279)	(6,860,754)
Class R	(16,243)	(2,324,079)

Decrease in net assets resulting from distributions to shareholders	(2,487,496)	(177,280,821)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(42,496,028)	(80,808,037)

NET ASSETS
Total increase (decrease) in net assets	8,519,231	(538,036,517)
Beginning of year	490,532,799	1,028,569,316

End of year	$499,052,030	$490,532,799

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund
	Institutional
	Year Ended 09/30/23	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19

Net asset value, beginning of year	$15.04	$25.11	$19.86	$18.01	$23.65

Net investment income(a)	0.04	0.04	0.01	0.05	0.07
Net realized and unrealized gain (loss)	1.57	(6.20)	6.54	2.84	(2.03)

Net increase (decrease) from investment operations	1.61	(6.16)	6.55	2.89	(1.96)

Distributions(b)
From net investment income	(0.07)	—	(0.01)	(0.07)	(0.05)
From net realized gain	—	(3.91)	(1.29)	(0.97)	(3.63)

Total distributions	(0.07)	(3.91)	(1.30)	(1.04)	(3.68)

Net asset value, end of year	$16.58	$15.04	$25.11	$19.86	$18.01

Total Return(c)
Based on net asset value	10.72%	(29.20)%	33.89%	16.32%	(6.80)%

Ratios to Average Net Assets(d)
Total expenses	0.82%	0.71%	0.68%	0.73%	0.74%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	0.23%	0.22%	0.04%	0.25%	0.40%

Supplemental Data
Net assets, end of year (000)	$304,607	$300,391	$743,578	$508,084	$396,388

Portfolio turnover rate	133%	102%	125%	126%	120%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Investor A
	Year Ended 09/30/23		Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20		Year Ended 09/30/19

Net asset value, beginning of year	$9.50		$17.27	$14.01	$12.98		$18.25

Net investment income (loss)(a)	(0.00	)(b)	0.00 (c)	(0.04)	0.00	(c)	0.02
Net realized and unrealized gain (loss)	0.98		(3.90)	4.57	2.04		(1.65)

Net increase (decrease) from investment operations	0.98		(3.90)	4.53	2.04		(1.63)

Distributions(d)
From net investment income	(0.05)		—	—	(0.04)		(0.01)
From net realized gain	—		(3.87)	(1.27)	(0.97)		(3.63)

Total distributions	(0.05)		(3.87)	(1.27)	(1.01)		(3.64)

Net asset value, end of year	$10.43		$9.50	$17.27	$14.01		$12.98

Total Return(e)
Based on net asset value	10.32%		(29.32)%	33.54%	16.03%		(7.05)%

Ratios to Average Net Assets(f)
Total expenses	1.06%		0.97%	0.96%	1.02%		1.00%

Total expenses after fees waived and/or reimbursed	0.75%		0.75%	0.75%	0.75%		0.75%

Net investment income (loss)	(0.02)%		0.01%	(0.21)%	0.00	%(g)	0.15%

Supplemental Data
Net assets, end of year (000)	$148,563		$149,192	$225,211	$168,457		$178,847

Portfolio turnover rate	133%		102%	125%	126%		120%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Class K
	Year Ended 09/30/23	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19

Net asset value, beginning of year	$15.05	$25.11	$19.86	$18.01	$23.65

Net investment income(a)	0.05	0.06	0.02	0.05	0.09
Net realized and unrealized gain (loss)	1.57	(6.20)	6.54	2.85	(2.04)

Net increase (decrease) from investment operations	1.62	(6.14)	6.56	2.90	(1.95)

Distributions(b)
From net investment income	(0.09)	—	(0.02)	(0.08)	(0.06)
From net realized gain	—	(3.92)	(1.29)	(0.97)	(3.63)

Total distributions	(0.09)	(3.92)	(1.31)	(1.05)	(3.69)

Net asset value, end of year	$16.58	$15.05	$25.11	$19.86	$18.01

Total Return(c)
Based on net asset value	10.72%	(29.12)%	33.94%	16.37%	(6.75)%

Ratios to Average Net Assets(d)
Total expenses	0.65%	0.57%	0.56%	0.58%	0.60%

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income	0.28%	0.33%	0.08%	0.27%	0.52%

Supplemental Data
Net assets, end of year (000)	$38,981	$34,153	$36,442	$13,264	$5,131

Portfolio turnover rate	133%	102%	125%	126%	120%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Class R
	Year Ended 09/30/23	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19

Net asset value, beginning of year	$9.50	$17.26	$13.99	$12.96	$18.22

Net investment loss(a)	(0.03)	(0.03)	(0.08)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	0.99	(3.92)	4.57	2.03	(1.64)

Net increase (decrease) from investment operations	0.96	(3.95)	4.49	2.00	(1.65)

Distributions(b)
From net investment income	(0.02)	—	—	—	—
From net realized gain	—	(3.81)	(1.22)	(0.97)	(3.61)

Total distributions	(0.02)	(3.81)	(1.22)	(0.97)	(3.61)

Net asset value, end of year	$10.44	$9.50	$17.26	$13.99	$12.96

Total Return(c)
Based on net asset value	10.14%	(29.57)%	33.25%	15.75%	(7.27)%

Ratios to Average Net Assets(d)
Total expenses	1.35%	1.29%	1.26%	1.27%	1.30%

Total expenses after fees waived and/or reimbursed	1.00%	1.00%	1.00%	1.00%	1.00%

Net investment loss	(0.27)%	(0.25)%	(0.45)%	(0.24)%	(0.10)%

Supplemental Data
Net assets, end of year (000)	$6,901	$6,797	$11,713	$11,314	$16,019

Portfolio turnover rate	133%	102%	125%	126%	120%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Advantage Small Cap Growth Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or     comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit     risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued     by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in     companies comparable to the Private Company.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2023, certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
BofA Securities, Inc.	$1,236,352	$(1,236,352)	$—	$—
Citigroup Global Markets, Inc.	329,765	(329,765)	—	—
Credit Suisse Securities (USA) LLC	142,140	(142,140)	—	—
Goldman Sachs & Co. LLC	12,864,831	(12,864,831)	—	—
J.P. Morgan Securities LLC	1,012,229	(1,012,229)	—	—
Jefferies LLC	362,454	(362,454)	—	—
National Financial Services LLC	1,438,218	(1,438,218)	—	—
SG Americas Securities LLC	11,647	(11,647)	—	—
State Street Bank & Trust Co.	3,762	(3,762)	—	—
TD Prime Services LLC	679,268	(679,268)	—	—

	$18,080,666	$(18,080,666)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.45%
$1 billion — $3 billion	0.42
$3 billion — $5 billion	0.41
$5 billion — $10 billion	0.39
Greater than $10 billion	0.38

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Class R	0.25	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Class R	Total
Service and distribution — class specific	$ 398,136	$ 35,850	$ 433,986

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Class R	Total
Administration — class specific	$ 64,355	$ 31,859	$ 7,911	$ 1,434	$ 105,559

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2023, the Fund paid $18,110 for the Fund’s Institutional Shares to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Class R	Total
Reimbursed amounts	$ 1,811	$ 17,677	$ 146	$ 263	$ 19,897

For the year ended September 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Class R	Total
Transfer agent — class specific	$ 636,159	$ 300,506	$ 11,696	$ 16,495	$ 964,856

Other Fees: For the year ended September 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $4,502.

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Notes to Financial Statements  (continued)

For the year ended September 30, 2023, affiliates received CDSCs in the amount of $1,114 for Investor A Shares.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2023, the amount waived was $3,826.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Class K	Class R
0.50%	0.75%	0.45%	1.00%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2023, the Manager waived and/or reimbursed investment advisory fees of $787,651, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statement of Operations. For the year ended September 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Class K	Class R	Total
Administration fees waived by the Manager — class specific	$64,355	$31,859	$7,911	$1,434	$105,559
Transfer agent fees waived and/or reimbursed by the Manager — class specific	475,317	221,051	11,696	12,909	720,973

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended September 30, 2023, the Fund paid BIM $21,839 for securities lending agent services.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended september 30, 2023, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$ 11,517,039	$ 35,435,559	$ 3,478,693

7.	PURCHASES AND SALES

For the year ended September 30, 2023, purchases and sales of investments, excluding short-term securities, were $695,829,373 and $741,064,482, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	Year Ended 09/30/23	Year Ended 09/30/22
Ordinary income	$ 2,487,496	$ 78,397,176
Long-term capital gains	—	98,883,645

	$ 2,487,496	$ 177,280,821

As of September 30, 2023, the tax components of accumulated net earnings were as follows:

Fund Name	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total

Advantage Small Cap Growth	$ 491,123	$ (102,888,721)	$ 5,166,962	$ (97,230,636)

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

As of September 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$512,304,772

Gross unrealized appreciation	$50,687,311
Gross unrealized depreciation	(45,520,356)

Net unrealized appreciation (depreciation)	$5,166,955

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2023, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/23		Year Ended 09/30/22

Share Class	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,465,433	$74,794,063	8,591,972	$165,023,505
Shares issued in reinvestment of distributions	76,411	1,295,932	4,966,506	106,680,551
Shares redeemed	(6,132,423)	(103,740,779)	(23,209,219)	(401,357,271)

	(1,590,579)	$(27,650,784)	(9,650,741)	$(129,653,215)

Investor A
Shares sold and automatic conversion of shares	1,384,805	$14,706,544	2,703,355	$37,172,113
Shares issued in reinvestment of distributions	73,507	786,533	3,762,589	51,133,587
Shares redeemed	(2,927,820)	(31,070,783)	(3,797,684)	(45,581,747)

	(1,469,508)	$(15,577,706)	2,668,260	$42,723,953

Investor C(a)
Shares sold	—	$—	22,340	$134,455
Shares redeemed and automatic conversion of shares	—	—	(1,993,947)	(12,371,803)

	—	$—	(1,971,607)	$(12,237,348)

Class K
Shares sold	714,064	$11,986,320	1,254,914	$25,091,011
Shares issued in reinvestment of distributions	10,941	185,452	319,402	6,860,754
Shares redeemed	(643,175)	(10,851,855)	(755,965)	(13,952,391)

	81,830	$1,319,917	818,351	$17,999,374

Class R
Shares sold	177,819	$1,927,376	149,655	$1,784,157
Shares issued in reinvestment of distributions	1,514	16,241	170,483	2,323,678
Shares redeemed	(233,619)	(2,531,072)	(283,774)	(3,748,636)

	(54,286)	$(587,455)	36,364	$359,199

	(3,032,543)	$(42,496,028)	(8,099,373)	$(80,808,037)

(a)	On October 28, 2021, the Fund’s issued and outstanding Investor C Shares converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Small Cap Growth Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage Small Cap Growth Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 20, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	35

Important Tax Information  (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended September 30, 2023:

Fund Name	Qualified Dividend Income
BlackRock Advantage Small Cap Growth Fund	$3,118,434

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended September 30, 2023:

Fund Name	Federal Obligation Interest
BlackRock Advantage Small Cap Growth Fund	$13,732

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended September 30, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
BlackRock Advantage Small Cap Growth Fund	100.00%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended September 30, 2023:

Fund Name	Interest Dividends
BlackRock Advantage Small Cap Growth Fund	$58,460

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations, for the fiscal year ended September 30, 2023:

Fund Name	Interest-Related Dividends
BlackRock Advantage Small Cap Growth Fund	$58,460

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of Advantage Small Cap Growth Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, third and third quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis,

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Disclosure of Investment Advisory Agreement  (continued)

noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	39

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 168 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.

			28 RICs consisting of 168 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)

Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 168 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 168 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 168 Portfolios	None

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Trustee and Officer Information (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 168 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 168 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)

Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.

			28 RICs consisting of 168 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 168 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	41

Trustee and Officer Information (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)

Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.

			28 RICs consisting of 168 Portfolios	None

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Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 272 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015), President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 274 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President of the Trust (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)

Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock- advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

  Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust.

  Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

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Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	45

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers
Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116
Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001
Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019
Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	47

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

ASCG-09/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Small Cap Growth Fund	$30,192	$29,070	$0	$0	$15,300	$14,700	$407	$431

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0

(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Small Cap Growth Fund	$15,707	$15,131

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: November 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: November 20, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: November 20, 2023